UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
    PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) July 27, 2006


                                K2 DIGITAL, INC.
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             (Exact name of registrant as specified in its chapter)


         Delaware                   1-11873                      13-3886065
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(State or other jurisdiction      (Commission                  (IRS Employer
     of incorporation)            File Number)               Identification No.)


      c/o Law Offices of Thomas G. Amon
      500 Fifth Avenue, Suite 1650, New York, New York           10110
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         (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code (212) 810-2430


                                 Not Applicable
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          (Former name or former address, if changed since last report)

SECTION 1.   REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 1.01    ENTRY INTO MATERIAL DEFINITIVE AGREEMENT

On July 27, 2006, the Registrant and NPOWR Digital Media, Inc. ("NPOWR") a California corporation determined to abandon the contemplated merger between the parties. Pursuant to the Letter of Intent dated December 22, 2005 between the parties ("LOI"), NPOWR is obligated to pay all expenses of K2 as specified in the LOI to the date of termination. K2 will continue to actively seek other business alternatives, through acquisition merger or otherwise.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        K2 DIGITAL, INC.
                                          (Registrant)

Date: July 28, 2006

                                        By:    /s/ Gary Brown
                                            ------------------------------------
                                        Name:  Gary Brown
                                        Title: President
                                               Principal Financial and
                                               Accounting Officer